Exhibit 10.4

[Execution Copy]

GUARANTEE AND COLLATERAL
AGREEMENT

dated as of April 26, 2006

among

AEROTURBINE, INC., as Borrower

THE SUBSIDIARY GUARANTORS OF AEROTURBINE, INC.

PARTY HERETO, as Subsidiary Guarantors

and

CALYON New York Branch,

as Collateral Agent

CALYON, Head Office,
as Lead Arranger and Bookrunner

EXHIBITS:

Exhibit A	Guarantee and Collateral Agreement Supplement
Exhibit B	Perfection Certificate

i

GUARANTEE AND COLLATERAL AGREEMENT

THIS GUARANTEE AND COLLATERAL AGREEMENT (this “Agreement”), dated as of April 26, 2006, among AeroTurbine, Inc., a Delaware corporation, each Subsidiary Guarantor of AeroTurbine, Inc., a party hereto (the “Subsidiary Guarantors”) and CALYON New York Branch, as Collateral Agent (the “Collateral Agent”).

WHEREAS, AeroTurbine, Inc. is the successor in interest by merger to AerCap AT, Inc. (AeroTurbine, Inc., as such successor, the “Borrower”);

WHEREAS, the Borrower, the Senior Lenders (as defined therein) and CALYON New York Branch, as administrative agent for the Senior Lenders (the “Senior Agent”), are parties to a Senior Credit Agreement dated as of the date hereof (the “Senior Credit Agreement”) providing for the making of certain Senior Loans to the Borrower;

WHEREAS, the Borrower, the Junior Lenders (as defined therein) and CALYON, Head Office, as agent for the Junior Lenders (the “Junior Agent”), are parties to a Junior Credit Agreement dated as of the date hereof (the “Junior Credit Agreement”; and, collectively with the Senior Credit Agreement, the “Credit Agreements”) providing for the making of certain Junior Loans to the Borrower;

WHEREAS, the Borrower is willing to secure its obligations under the Credit Agreements and certain other obligations described herein by granting Liens on certain of its assets to the Collateral Agent as provided in the Security Documents;

WHEREAS, the Borrower is willing to cause each of the Subsidiary Guarantors to guarantee the foregoing obligations of the Borrower and to secure its guarantee thereof by granting Liens on certain of its assets to the Collateral Agent as provided in the Security Documents; and

WHEREAS, the Senior Lenders and the Junior Lenders are not willing to make financial accommodation available under the Credit Agreements unless (i) the foregoing obligations of the Borrower are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the Subsidiary Guarantors as provided in the Security Documents.

NOW, THEREFORE, for good and valuable consideration, receipt whereof has been duly received, the parties hereto agree as follows:

Section 1.                                          Definitions.

(a)                                  Capitalized terms used herein shall have the meanings assigned thereto in Appendix I of each Credit Agreement. In addition, the following terms shall have the following meanings:

“Cash Collateral Account” has the meaning set forth in Section 6 of this Agreement.

“Collateral” or “General Collateral” means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to this Agreement. The Collateral or General Collateral excludes the Aircraft Asset Collateral on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to Aircraft Asset Security Agreement.

“Collateral Agent” means CALYON New York Branch, in its capacity as Collateral Agent for the Senior Loan Agent, the Junior Loan Agent, the Senior Lenders and the Junior Lenders under the Security Documents, and its successors in such capacity.

“Contracts” means all contracts for the sale, lease, exchange or other disposition of Inventory, whether or not performed and whether or not subject to termination upon a contingency or at the option of any party thereto.

“Closing Date” means the Closing Date as defined in the Credit Agreement; provided that with respect to any Lien Grantor which becomes a party hereto subsequent to such Closing Date, “Closing Date” means the date this Agreement becomes effective with respect to such Lien Grantor.

“Guarantee and Collateral Agreement Supplement” means a Guarantee and Collateral Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Subsidiary of the Borrower as a party hereto pursuant to Section 15(b) and/or adding additional property to the Collateral.

“Lien Grantors” means, collectively, (i) the Borrower and each Subsidiary listed on the signature pages hereof under the caption “Subsidiary Guarantors”, and their respective successors, and (ii) each Subsidiary that shall, at any time after the date hereof, become a Lien Grantor pursuant to Section 15(b), and “Lien Grantor” means any of the foregoing.

“Liquid Investment” means (i) direct obligations of the United States or any agency thereof, (ii) obligations guaranteed by the United States or any agency thereof, (iii) time deposits and money market deposit accounts issued by or guaranteed by or placed with a Deposit Bank, and (iv) fully collateralized repurchase agreements for securities described in clause (i) or (ii) above entered into with a United States office of a financial institution having a credit rating of at least AA/Aa, provided in each case that such Liquid Investment (x) matures within 30 days after it is first included in the Collateral and (y) is in a form, and is issued and held in a manner, that in the reasonable judgment of the Collateral Agent permits appropriate measures to have been taken to perfect security interests therein.

“Opinion of Counsel” means a written opinion of legal counsel in form and substance reasonably satisfactory to the Collateral Agent, which is addressed and delivered to the Collateral Agent.

“Perfection Certificate” means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules contemplated thereby to the reasonable satisfaction of the Collateral Agent, and signed by an officer of such Lien Grantor.

“Permitted Liens” means any other Liens on the Collateral permitted to be created by or contemplated in the Credit Agreements or hereunder.

“Pledged”, when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time.

“Pledged Subsidiary Stock” means the Capital Stock of each Subsidiary Guarantor.

“Post-Petition Interest” means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of a Lien Grantor (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

“Proceeds” means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

“Receivables” means, with respect to any Lien Grantor, all Accounts owned by it and all other rights, titles or interests which, in accordance with GAAP, would be included in receivables on its balance sheet (including any such Accounts and/or rights, titles or interests that might be characterized as Chattel Paper, Instruments or General Intangibles under the Uniform Commercial Code in effect in any jurisdiction), in each case arising from the sale, lease, exchange or other disposition of Inventory, and all of such Lien Grantor’s rights to any goods, services or other property related to any of the foregoing (including returned or repossessed goods and unpaid seller’s rights of rescission, replevin, reclamation and rights to stoppage in transit), and all collateral security and supporting obligations of any kind given by any Person with respect to any of the foregoing.

“Secured Guarantee” means, with respect to each Subsidiary Guarantor, its guarantee of the Obligations under Section 2 hereof or Section (a) of a Guarantee and Collateral Agreement Supplement.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

(b)                                 Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in Article 9 of UCC: “Account”, “Authenticate”, “Chattel Paper”, “Commercial Tort Claims”, “Deposit Account”, “Documents”, “General Intangibles”, “Goods”,

“Instruments”, “Inventory”, “Investment Property”, “Letter of Credit Rights” and “Supporting Obligations”.

(c)                                  Other Definitional Provisions. Section 1.2 of the Credit Agreements shall apply as if set out fully herein.

Section 2.                                          Guarantees by Lien Grantors.

(a)                                  Secured Guarantees. Each Subsidiary Guarantor unconditionally guarantees to the Collateral Agent for the benefit of the Lenders the full and punctual satisfaction of each Obligation of the Borrower under the Loan Documents when due (whether at stated maturity, upon acceleration or otherwise). If the Borrower fails to satisfy any Obligation punctually when due, each Subsidiary Guarantor jointly and severally agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified herein or in any other relevant Loan Document.

(b)                                 Secured Guarantees Unconditional. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(i)                                     any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower, any Subsidiary Guarantor or any other Person under any Security Document, by operation of law or otherwise;

(ii)                                  any modification or amendment of or supplement to any Security Document;

(iii)                               any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower, any Subsidiary Guarantor or any other Person under any Security Document;

(iv)                              any change in the corporate existence, structure or ownership of the Borrower, any Subsidiary Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any Subsidiary Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Borrower, any Subsidiary Guarantor or any other Person under any Security Document;

(v)                                 the existence of any claim, set-off or other right that such Subsidiary Guarantor may have at any time against the Borrower, any Subsidiary Guarantor, the Collateral Agent, the Agents, any Lender or any other Person, whether in connection with the Loan Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi)                              any invalidity or unenforceability relating to or against the Borrower, any Subsidiary Guarantor or any other Person for any reason of any Security Document, or any provision of applicable law or regulation purporting to prohibit the payment of any amount in satisfaction of any Obligation by the Borrower, any Subsidiary Guarantor or any other Person; or

(vii)                           any other act or omission to act or delay of any kind by the Borrower, any Subsidiary Guarantor, any other party to any Security Document, the Collateral Agent, the Agents, any Lender or any other Person, or any other circumstance whatsoever that might, but for the provisions of this Section 2(b)(vii), constitute a legal or equitable discharge of or defense to any obligation of the Borrower or any Subsidiary Guarantor hereunder.

(c)                                  Release of Secured Guarantees. (i)  All the Secured Guarantees will be released when all Obligations of the Borrower under the Loan Documents have been satisfied. If at any time any payment in satisfaction of an Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Borrower or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

(ii)                                  If all the capital stock of a Subsidiary Guarantor or all the assets of a Subsidiary Guarantor are sold to a Person other than a Borrower or a Subsidiary of a Borrower in a transaction not prohibited by the Credit Agreements (any such sale, a “Sale of Subsidiary Guarantor”), the Collateral Agent shall release such Subsidiary Guarantor from its Secured Guarantee. Such release shall not require the consent of the Agents or any Lender, and the Collateral Agent and any third party shall be fully protected in relying on a certificate of the Borrower as to whether any particular sale constitutes a Sale of Subsidiary Guarantor.

(d)                                 Waiver by Subsidiary Guarantors. Each Subsidiary Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any Subsidiary Guarantor or any other Person.

(e)                                  Subrogation. Each Subsidiary Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated in respect thereof.

(f)                                    Contribution; Subordination. All rights of the Subsidiary Guarantors of contribution and any other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash in satisfaction of the Obligations.

(g)                                 Stay of Acceleration. If acceleration of the time for payment of any Obligation by the Borrower is stayed by reason of the insolvency or receivership of the Borrower or otherwise, all Obligations otherwise subject to acceleration under the terms of any Security Document shall nonetheless be payable by the Subsidiary Guarantors hereunder forthwith on demand by the Collateral Agent.

(h)                                 Right of Set-Off. If any Obligation is not paid promptly when due, each of the Lenders and each of their Affiliates which is a Deposit Bank is authorized, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Subsidiary Guarantor against the obligations of such Subsidiary Guarantor under its Secured Guarantee, irrespective of whether such Lender shall have made any demand thereunder and although such obligations may be unmatured. The rights of each Lender under this subsection are in addition to all other rights and remedies (including other rights of setoff) that such Lender may have and are subject to the provisions of Section 10.7 of the applicable Credit Agreement.

(i)                                     Continuing Guarantee. Each Secured Guarantee is a continuing guarantee, shall be binding on the relevant Subsidiary Guarantor and its successors and assigns, and shall be enforceable by the Collateral Agent. If all or part of any Lender’s interest in any Obligation is assigned or otherwise transferred, the transferor’s rights in respect of each Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

(j)                                     Limitation on Obligations of Subsidiary Guarantors. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Secured Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

Section 3.                                          Grant of Liens.

(a)                                  The Borrower, in order to secure its Obligations under the Loan Documents, and each Subsidiary Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Collateral Agent for the benefit of the Agents and the Lenders a continuing security interest in all the following property of such Borrower or such Subsidiary Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

(i)                                     all Accounts;

(ii)                                  all Chattel Paper;

(iii)                               all Commercial Tort Claims;

(iv)                              all Deposit Accounts;

(v)                                 all Documents;

(vi)                              all General Intangibles;

(vii)                           all Goods;

(viii)                        all Instruments, including, without limitation, the Capital Stock of each Subsidiary Guarantor;

(ix)                                all Inventory;

(x)                                   all Investment Property;

(xi)                                all Letter of Credit Rights;

(xii)                             all Supporting Obligations;

(xiii)                          all Receivables;

(xiv)                         all Contracts;

(xv)                            all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral; and

(xvi)                         all Proceeds of the Collateral described in the foregoing clauses (i) through (xv).

Aircraft Asset Collateral is excluded from the above grant.

(b)                                 With respect to each right to payment or performance included in the Collateral from time to time, the Lien granted therein includes a continuing security interest in all right, title and interest of the applicable Lien Grantor in and to (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

(c)                                  The Liens are granted as security only and shall not subject the Collateral Agent or any Lender to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

Section 4.                                          General Representations and Warranties. As of the Closing Date and as of the Borrowing Date each Lien Grantor represents and warrants that:

(a)                                  such Lien Grantor is a duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate;

(b)                                 such Lien Grantor has good and marketable title to all its Collateral (subject to exceptions that are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens;

(c)                                  no financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens; and

(d)                                 except for the filing of such UCC financing statements, no other registration, recordation or filing with any governmental body, agency or official is required to establish and perfect the Collateral Agent’s security interest in the General Collateral pursuant to the UCC.

Section 5.                                          Further Assurances, General Covenants.

Each Lien Grantor covenants as follows:

(a)                                  Such Lien Grantor will, from time to time, at the Borrower’s expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filing of financing or continuation statements under the UCC) that from time to time may be reasonably necessary or desirable, or that the Collateral Agent may reasonably request, in order to:

(i)                                     create, preserve, perfect, confirm or validate the Liens created by the Security Documents on such Lien Grantor’s Collateral;

(ii)                                  enable the Collateral Agent and the Lenders to obtain the full benefits of the Security Documents; or

(iii)                               enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor’s Collateral.

To the extent permitted by applicable law, such Lien Grantor authorizes the Collateral Agent to execute and file such financing statements or continuation statements without such Lien Grantor’s signature appearing thereon. Such Lien Grantor agrees that a copy or reproduction of this Agreement or of a financing statement is sufficient as a financing statement to the extent permitted by law. Each Lien Grantor constitutes the Collateral Agent its attorney-in-fact to execute and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Liens granted by such Lien Grantor terminate pursuant to Section 13. The Borrower will pay the costs of, or incidental to, any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

(b)                                 Such Lien Grantor will not (i) change its name or corporate structure, (ii) change its location (determined as provided in UCC Section 9-307) or (iii) except with respect to a Permitted Lien, become bound, as provided in UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Collateral Agent prior notice thereof and delivered an Opinion of Counsel with respect thereto in accordance with Section 5(c).

(c)                                  Before it takes any action contemplated by Section 5(b), such Lien Grantor, at the Borrower’s expense, will cause to be delivered to the Collateral Agent an Opinion of Counsel, in form and substance reasonably satisfactory to the Collateral Agent, to the effect that (i) all financing statements and amendments or supplements thereto, continuation statements and other documents required to be filed or recorded in order to perfect and protect (except with respect to Permitted Liens) the Liens created by the Security Documents against all creditors of and purchasers from such Lien Grantor after it takes such action (except any applicable continuation statements that are to be filed more than six months after the date thereof) have been filed or recorded in each office necessary for such purpose, (ii) all fees and taxes, if any, payable in connection with such filings or recordations have been paid in full, and (iii) such action will not (except with respect to Permitted Liens) adversely affect the perfection or priority of the Lien created by the Security Documents on any Collateral to be owned by such Lien Grantor after it takes such action or the accuracy of such Lien Grantor’s representations and warranties herein relating to the grant and perfection of a security interest in such Collateral.

(d)                                 Except in the ordinary course of business, such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that such Lien Grantor may do any of the foregoing unless (i) doing so would violate a covenant in the Credit Agreement, or (ii) the Loans shall have been accelerated pursuant to Section 8 of the Senior Credit Agreement and the Collateral Agent shall have notified such Lien Grantor that its right to do so is terminated, suspended or otherwise limited. Concurrently with any sale or other disposition (except a sale or disposition to another Lien Grantor or a lease) permitted by the foregoing proviso, the Liens created by the Security Documents on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Agent or any Lender. The Collateral Agent will, at the Borrower’s expense, promptly execute and deliver to the relevant Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the fact that any asset so sold, leased or disposed of is no longer subject to a Lien under any Security Document.

(e)                                  Such Lien Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence concerning such Lien Grantor’s Collateral that the Collateral Agent may reasonably request from time to time to enable it to enforce the provisions of the Security Documents.

Section 6.                                          Accounts.

(a)                                  As of the Closing Date, the Collateral Agent shall have established an account (the “Restricted Account”), in the name and under the exclusive control of the Collateral Agent, the contents of which are to be applied pursuant to this Section 6(a).

(i)                                     the Borrower shall cause (and each other Lien Grantor shall take all actions required on its part to cause) to be deposited in the Restricted Account, promptly upon receipt thereof:

(A)                              the amounts of any Revolving Loan whose borrowing date has been postponed pursuant to Section 2.5 of the Senior Credit Agreement;

(B)                                all proceeds collected with respect to the Key Man Insurance and the Key Man Guarantee;

(C)                                all Net Cash Proceeds from any Recovery Event;

(D)                               all sale proceeds from the disposition of Eligible Equipment and Eligible Inventory to the extent such proceeds are included in the Borrowing Base;

(E)                                 all amounts related to engines in overhaul that comprise Eligible Equipment as contemplated in Section 3.2(g)(ii) of the Senior Credit Agreement.

The Borrower shall also deposit into the Restricted Account any cash collateral required to be deposited in lieu of the Key Man Guarantee pursuant to Section 6.9 of the Senior Credit Agreement, provided that such cash collateral shall be promptly released by the Collateral Agent to the Borrower upon the delivery of the Key Man Guarantee as provided in Section 6.9 of the Senior Credit Agreement. Such cash collateral shall be applied in the same amount and in the same manner as proceeds under the Key Man Guarantee would have been applied and shall be released when and to the extent the Key Man Guarantee would be terminated.

(ii)                                  Unless the maturity of the Loans (or other Obligations) shall have been accelerated pursuant to Section 8 of the Senior Credit Agreement:

(A)                              The Collateral Agent shall apply the amounts referred to in clauses (A), (B) and (C) of Section 6(a)(i) as specified in the Senior Credit Agreement; and

(B)                                Amounts specified in clauses (D) and (E) of Section 6(a)(i) shall be paid to or as directed by the Borrower promptly after the submission of the next Borrowing Base Report indicating that such assets are no longer included within the Borrowing Base.

After the maturity of the Loans (or other Obligations) shall have been accelerated pursuant to Section 8 of the Senior Credit Agreement, the Collateral Agent may apply all sums held in the Restricted Account pursuant to Section 9.

(iii)                               Funds held in the Restricted Account may, until withdrawn or required to be applied pursuant hereto, be invested and reinvested in such Liquid Investments as the Borrower shall request from time to time.

(b)                                 Except for the Restricted Account or as permitted in clause (c) below, neither the Borrower nor any Lien Grantor shall establish or maintain any Deposit Account unless such Deposit Account is pledged to the Collateral Agent pursuant to an Account Control Agreement, provided, that the Borrower’s existing Investment Account 3091-9218 with

Wachovia Securities shall not be required to be pledged so long as the sole holding in such account is 886 shares (or less) of the common stock of Ace Aviation Holdings, Inc.

(c)                                  Neither the Borrower nor any Lien Grantor shall be required to pledge any Deposit Account established or maintained by it and exclusively used to fund:

(i)                                     current payroll obligations;

(ii)                                  fiduciary obligations (such as pension plans).

(d)                                 The Collateral Agent shall not give the “Notice”, under and as defined in the initial Account Control Agreement (or equivalent notice in any subsequent Account Control Agreement) unless the Loans shall have been accelerated pursuant to Section 8 of the Senior Credit Agreement.

Section 7.                                          Pledged Subsidiary Stock.

(a)                                  Each Lien Grantor shall concurrently with the execution and delivery hereof deliver to the Collateral Agent all certificates representing the Capital Stock of each of its Subsidiaries together with a stock power or powers with respect thereto endorsed in blank and within ten Business Days of forming or acquiring any new Subsidiary will execute and deliver to the Collateral Agent all certificates representing the Capital Stock of such Subsidiary together with a stock power or powers with respect thereto endorsed in blank. The Collateral Agent agrees to hold the same subject to the terms and conditions of this Agreement.

(b)                                 So long as the Loans have not been accelerated pursuant to Section 8 of the Senior Credit Agreement:

(i)                                     Such Lien Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Subsidiary Stock, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, (A) that such Lien Grantor shall not exercise any voting or consensual rights with respect to the commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Subsidiary or such Subsidiary’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to the entry of an order for relief in an involuntary case under any such law or seeking the appointment of a trustee, receiver, liquidator, sequestrator, assignee, custodian or other similar official of such Subsidiary or any substantial part of such Subsidiary’s property without obtaining the prior written consent of the Collateral Agent; (B) that such Lien Grantor shall not amend or approve any amendment to or modification, alteration or repeal of the Certificate of Incorporation of By-Laws or any other organizational documents, as the case may be, of such Subsidiary without obtaining the prior written consent of the Collateral Agent which consent shall not be unreasonably withheld or delayed; (C) that such Lien Grantor shall not increase the number of directors or modify in any way the composition of the board of directors of the Borrower (other than by replacing any officers or employees of such Lien Grantor or an Affiliate of such Lien Grantor who are directors with other officers or employees of such Lien Grantor or an Affiliate of such Lien Grantor) as same exists as of the date hereof without obtaining the prior written consent of the Collateral Agent which consent shall not be unreasonably withheld or delayed; and (D) such Lien Grantor shall not approve an increase in the authorized number of shares of stock or stated capital of such Subsidiary or the issuance of any additional shares of stock or the granting of any options or warrants of the without the prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld or delayed provided that the Collateral Agent is granted a first priority security interest in all such shares; and

(ii)                                  the Collateral Agent shall execute and deliver (or cause to be executed and delivered) to such Lien Grantor all such proxies and other instruments as such Lien Grantor may reasonably request for the purpose of enabling such Lien Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above.

(c)                                  If the Loans have been accelerated pursuant to Section 8 of the Senior Credit Agreement, all rights of such Lien Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(b)(i) shall cease and all such rights shall thereupon become vested in the Collateral Agent, without further act who shall thereupon have the sole right to exercise such voting and other consensual rights and remedies.

Section 8.                                          Remedies Upon Event of Default.

(a)                                  Remedies:

(i)                                     If the Loans have been accelerated pursuant to Section 8 of the Senior Credit Agreement, then in every such case, the Collateral Agent may do one or more of the following, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect:

(A)                              cause the Borrower or the relevant Lien Grantor upon the written demand of the Collateral Agent and at the Borrower’s or the relevant Lien Grantor’s expense, to deliver promptly, and the Borrower shall deliver promptly, the Collateral (or any portion thereof) as the Collateral Agent may so demand to the Collateral Agent, or the Collateral Agent, at its option, may enter upon the premises where all or any part of the Collateral is located and take immediate possession (to the exclusion of the Borrower or the relevant Lien Grantor and all Persons claiming under or through the Borrower or the relevant Lien Grantor) of and remove the same by summary proceedings;

(B)                                subject to the notice required by Section 11, sell the Collateral (or any portion thereof) at public or private sale, whether or not the Collateral Agent shall at the time have possession thereof, as the Collateral Agent may determine, or lease or otherwise dispose of, all or any part of any Airframe, any Engine or any Inventory as the Collateral Agent, in its sole discretion, may determine, all free and clear of any rights of the Borrower or the relevant Lien Grantor, except as hereinafter set forth in this Section 7; provided, however, that the Borrower or the relevant Lien Grantor shall be entitled at any time prior to any such disposition to redeem the Collateral by paying in full all of the Obligations; or

(C)                                exercise any or all of the rights and powers and pursue any and all remedies of a secured party under the Uniform Commercial Code of the State of New York.

(ii)                                  Any Lender shall be entitled, at any sale pursuant to this Section 7, to credit against any purchase price bid at such sale by such holder all or any part of the unpaid obligations owing to such Lender and secured by the Lien of this Agreement. Any Lender shall, upon any purchase, acquire good title to the property so purchased, to the extent permitted by applicable law, free of all rights of redemption.

(iii)                               In the event of any sale of the Collateral, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Agreement, the unpaid principal amount of all Loans then outstanding, together with accrued interest thereon, and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

(iv)                              Any sale of the Collateral or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, shall forever be a bar against the Borrower or the relevant Lien Grantor, after the expiration of the period, if any, during which the Borrower or the Lien Grantor shall have the benefit of Section 7(a)(ii) hereof or any redemption laws which may not be waived.

(v)                                 Any sale or other conveyance of the Collateral by the Collateral Agent made pursuant to the terms of this Agreement shall bind the Lenders and the Borrower and the relevant Lien Grantors and shall be effective to transfer or convey all right, title and interest of the Borrower and the relevant Lien Grantors. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Collateral Agent.

(b)                                 Return of Collateral, etc.

(i)                                     If the Loans have been accelerated pursuant to Section 8 of the Senior Credit Agreement, at the request of the Collateral Agent, the Borrower and/or the relevant Lien Grantors shall promptly execute and deliver to the Collateral Agent such instruments of title and other documents as the Collateral Agent may deem necessary or advisable to enable the Collateral Agent or an agent or representative designated by the Collateral Agent, at such time or times and place or places as the Collateral Agent may specify, to obtain possession of all or any part of the Collateral to which the Collateral Agent shall at the time be entitled hereunder. If the Borrower shall for any reason fail to execute and deliver such instruments and documents after such request by the Collateral Agent, the Collateral Agent may (i) obtain a judgment conferring on the Collateral Agent the right to immediate possession and requiring the Borrower to execute and deliver such instruments and documents to the Collateral Agent, to the entry of which judgment the Borrower hereby specifically consents to the fullest extent permitted by applicable law, and (ii) pursue all or part of such Collateral wherever it may be found and may enter any of the premises of the Borrower wherever such Collateral may be or be supposed to be and search for such Mortgaged Property and take possession of and remove such Mortgaged Property. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Agreement.

(ii)                                  Upon every such taking of possession, the Collateral Agent may, from time to time, at the expense of the Collateral, make all such expenditures for maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modifications or alterations to and of the Collateral, as it may deem proper. In each such case, the Collateral Agent shall have the right to maintain, use, operate, store, insure, lease, control, manage, dispose of, modify or alter the Collateral and to carry on the business and to exercise all rights and powers of the Borrower and/or the relevant Lien Grantors relating to the Collateral, as the Collateral Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification or alteration of the Mortgaged Property or any part thereof as the Collateral Agent may determine, and the Collateral Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof, without prejudice, however, to the right of the Collateral Agent under any provision of this Agreement to collect and receive all cash held by, or required to be deposited with, the Collateral Agent hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, improvement, modification or alteration of the Collateral and of conducting the business thereof, and to make all payments which the Collateral Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Mortgaged Property or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Borrower), and all other payments which the Collateral Agent may be required or authorized to make under any provision of this Agreement, as well as just and reasonable compensation for the services of the Collateral Agent, and of all persons properly engaged and employed by the Collateral Agent with respect hereto.

(c)                                  Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Borrower, the Lien Grantors and the Collateral Agent shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Borrower, the Lien Grantors or the Collateral Agent shall continue as if no such proceedings had been instituted.

(d)                                 Appointment of Receiver. The Collateral Agent shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Collateral Agent or any successor or nominee thereof) for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or the taking of possession thereof or otherwise, and the Borrower hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Collateral shall be entitled to exercise all the rights and powers of the Collateral Agent with respect to the Collateral.

Section 9.                                          Application of Proceeds.

(a)                                  If the Loans have been accelerated pursuant to Section 8 of the Senior Credit Agreement, the Collateral Agent may apply the proceeds of any sale or other disposition of all or any part of the Collateral, in the order of priorities:

first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Security Documents, and any other amounts then due and payable to the Collateral Agent in connection with the Security Documents;

second, to pay ratably all interest (including Post-Petition Interest) and all facility and other fees and indemnity amounts payable in connection with the Senior Loans, until payment in full of all such interest and other fees and indemnity amounts shall have been made;

third, to pay the unpaid principal on the Senior Loans and all other Obligations (including in connection with Specified Hedge Agreements) in connection with the Senior Loans;

fourth, to pay ratably all interest (including Post-Petition Interest) and all facility and other fees and indemnity amounts payable in connection with the Junior Loans, until payment in full of all such interest and other fees and indemnity amounts shall have been made;

fifth, to pay the unpaid principal on the Junior Loans and pay all other Obligations in connection with the Junior Loans; and

finally, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Lien Grantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third, fourth and fifth only to the extent permitted by the limitation in Section 2(j). The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

(b)                                 In making the payments and allocations required by this Section 8, the Collateral Agent may rely upon information supplied to it pursuant to Section 12(g). All distributions made by the Collateral Agent pursuant to this Section 8 shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by either Agent or any Lender of any amount distributed to it.

Section 10.                                   Fees and Expenses; Indemnification. The Borrower will forthwith upon demand pay to the Collateral Agent:

(i)                                     the amount of any Taxes that the Collateral Agent may have been required to pay by reason of the Liens created by the Security Documents or to free any Collateral from any other Lien thereon (other than Permitted Liens);

(ii)                                  the amount of any and all reasonable out-of-pocket expenses, including transfer Taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Agent may incur in connection with (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Lien created by the Security Documents, (y) the collection, sale or other disposition of any Collateral, or (z) the exercise by the Collateral Agent of any of its rights or powers under the Security Documents;

(iii)                               the amount of any fees that the Borrower shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and

(iv)                              the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Agent in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Collateral Agent’s gross negligence or willful misconduct or a breach of any duty of the Collateral Agent under this Agreement (after giving effect to Sections 11 and 12).

Any such amount not paid to the Collateral Agent on demand will bear interest for each day thereafter until paid at the highest rate of interest payable in connection with the Obligations under the Credit Agreements.

Section 11.                                   Authority to Administer Collateral. Each Lien Grantor irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Lender or otherwise, for the sole use and benefit of the Lender, but at the Borrower’s expense, to the extent permitted by law to exercise, at any time and from time to time if the Loans have been accelerated pursuant to Section 8 of the Senior Credit Agreement, all or any of the following powers with respect to all or any of such Lien Grantor’s Collateral (to the extent necessary to pay the Obligations in full):

(a)                                  to demand, sue for, collect, receive and give acquaintance for any and all monies due or to become due upon or by virtue thereof;

(b)                                 to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

(c)                                  to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof; and

(d)                                 to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Lien Grantor at least twenty days’ prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. The Collateral Agent and each Lien Grantor agree that such notice shall be considered to have been “sent within a reasonable time” pursuant to UCC Section 9-612. Such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

Section 12.                                   Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Agent in good faith or by reason of any act or omission by the Collateral Agent pursuant to instructions from the Agents or the Lenders, except to the extent that such liability arises from the Collateral Agent’s gross negligence or willful misconduct.

Section 13.                                   General Provisions Concerning the Collateral Agent.

(a)                                  Authority. The Collateral Agent is authorized to take such actions and to exercise such powers as are delegated to the Collateral Agent by the terms of the Loan Agreements, together with such actions and powers as are reasonably incidental thereto.

(b)                                 Coordination with Collateral Agent. The Collateral Agent will promptly notify each Agent of each notice or other communication received by the Collateral Agent hereunder and/or deliver a copy thereof to such Agent. As to any matters not expressly provided for herein (including (i) the timing and methods of realization upon the Collateral, and (ii) the exercise of any power that the Collateral Agent may, but is not expressly required to, exercise under any Security Document), the Collateral Agent shall act or refrain from acting other than in accordance with written instructions from the Agents or, in the absence of such instructions, in accordance with its discretion (subject to the following provisions of this Section 12).

(c)                                  Rights and Powers as a Lender. The Person serving as the Collateral Agent shall, in its capacity as a Lender, have the same rights and powers as any other Lender and may exercise the same as though it were not the Collateral Agent. Such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower, any of its Subsidiaries or their respective Affiliates as if it were not the Collateral Agent hereunder.

(d)                                 Limited Duties and Responsibilities. The Collateral Agent shall not have any duties or obligations under the Security Documents except those expressly set forth therein. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Agent is required in writing to exercise by the Agents, and (c) except as expressly set forth in the Security Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Agents or in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by the Borrower, any Subsidiary Guarantor, and Agent or a Lender, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Security Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document, (iv) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any Security Document.

(e)                                  Authority to Rely on Certain Writings, Statements and Advice. The Collateral Agent shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrowers or any of their Subsidiaries), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or expert.

(f)                                    Sub-Agents and Affiliates. The Collateral Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Affiliates. The exculpatory provisions of Section 11 and this Section 12 shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent.

(g)                                 Information as to Secured Guarantees and Actions by Lenders. For all purposes of the Security Documents, including determining the amounts of the Secured Guarantees or whether any action has been taken under any Security Document, the Collateral Agent will be entitled to rely on information from (i) the Agents, and actions taken by them, (ii) any Lender (or any trustee, agent or similar representative designated pursuant to subsection (f) to supply such information) for information as to its Secured Guarantees and actions taken by it, to the extent that the Collateral Agent has not obtained such information from the foregoing sources, and (iii) the Borrower or any Subsidiary Guarantor, to the extent that the Collateral Agent has not obtained information from the foregoing sources.

(h)                                 Distribution of Notices. Within two Domestic Business Days after it receives or sends any notice referred to in this subsection, the Collateral Agent shall send each Agent copies of any notice given by the Collateral Agent to any Lien Grantor, or received by it from any Lien Grantor, pursuant to Section 7, 8, 10, 13(j) or 14.

(i)                                     Refusal to Act. The Collateral Agent may refuse to act on any notice, consent, direction or instruction from either Agent or any agent, trustee or similar representative thereof that, in the Collateral Agent’s opinion, (i) is contrary to law or the provisions of any Security Document, (ii) may expose the Collateral Agent to liability (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Lender), or (iii) is unduly prejudicial to the Agent or Lenders not joining in such notice, consent, direction or instruction.

(j)                                     Resignation; Successor Collateral Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided in this subsection, the Collateral Agent may resign at any time by notifying the Agents and the Borrower. Upon acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent hereunder, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Borrowers and such successor. After the Collateral Agent’s resignation hereunder, the provisions of Section 11 and this Section 12 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent.

Subject to Section 12(d), the Collateral Agent hereby agrees to be bound by the terms and provisions of all Loan Documents applicable to it.

Section 14.                                   Termination of Liens; Release of Collateral.

(a)                                  The Liens granted by the Borrower and the Lien Grantors under this Agreement shall terminate upon the payment in full of the unpaid principal amount of all Loans,

all accrued and unpaid interest thereon, and any other Obligations payable under the Loan Documents and the reduction of all outstanding Commitments to zero.

(b)                                 The Liens granted by a Subsidiary Guarantor under this Agreement shall terminate when its Secured Guarantee is released pursuant to Section 2(c).

(c)                                  Upon any termination of a Lien granted under this Agreement or release of Collateral, the Collateral Agent will, at the expense of the Borrower or the relevant Subsidiary Guarantor, promptly execute and deliver to such Borrower or Subsidiary Guarantor such documents as such Borrower or Subsidiary Guarantor shall reasonably request to evidence the termination of such Lien or the release of such Collateral, as the case may be.

(d)                                 The Borrower and any Subsidiary Guarantor may sell, exchange, assign or otherwise dispose of any of its Equipment or Inventory in the ordinary course of business unless (i) doing so would violate a covenant in the Credit Agreements or (ii) the Loans shall have been accelerated pursuant to Section 8 of the Senior Credit Agreement and the Collateral Agent shall have notified the Borrower or such Subsidiary Guarantor that its right to do so is terminated, suspended or otherwise limited. If such sale is to a Person which is not a Lien Grantor, then concurrently with any sale or other disposition permitted by the foregoing sentence, the Liens created by the Security Documents on the assets sold or disposed of will cease immediately without any action by the Collateral Agent or any Lender and the Collateral Agent will, at the expense of the Borrower or the relevant Subsidiary Guarantor, promptly execute and deliver to such Borrower or Subsidiary Guarantor such documents as such Borrower or Subsidiary Guarantor shall reasonably request to evidence the termination of such Lien on such assets.

Section 15.                                   The Borrower and Subsidiary Guarantors.

(a)                                  The Borrower hereby represents and warrants that the Subsidiary Guarantors listed on the signatures pages hereof represent all the Subsidiaries of the Borrower on the date hereof.

(b)                                 If any additional Subsidiary (including, without limitation, any Special Purpose Vehicle) is formed or acquired after the date hereof, the Borrower will, within ten Business Days after such Subsidiary is formed or acquired, notify the Collateral Agent thereof and cause such Subsidiary to become a party hereto by signing and delivering to the Collateral Agent a Guarantee and Collateral Agreement Supplement, whereupon such Subsidiary shall become a “Subsidiary Guarantor” as defined herein.

Section 16.                                   Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as set forth in Schedule 10.2 of the relevant Credit Agreement in the case of the Borrower and the Agents, as set forth in an administrative questionnaire delivered to the Agent in the case of the Lenders, as set forth below in respect of the Collateral Agent and as set forth next to the signature thereof or in the relevant Guarantee and Collateral Agreement Supplement in the case of any Subsidiary Guarantor, or such other address as may be hereafter notified by the respective parties hereto; provided that any notice, request or demand to or upon the Collateral Agent, the Agents or the Lenders shall not be effective until received. The Collateral Agent’s details are:

CALYON New York Branch

1301 Ave of the Americas

New York, NY 10019-6022

Attention:  Brian Bolotin and Sandra Markovic

Facsimile:  (212) 459-3180

Telephone:  (212) 261-7669
E-mail:  brian.bolotin@us.calyon.com

Section 17.                                   No Implied Waivers; Remedies Not Exclusive. No failure by the Collateral Agent or the Agents or any Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Lender of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified herein and in each other are cumulative and are not exclusive of any other rights or remedies provided by law.

Section 18.                                   Successors and Assigns. This Agreement is for the benefit of the Collateral Agent, the Agents and the Lenders. If all or any part of any Lenders’ interest in any Obligation is assigned or otherwise transferred, the transferor’s rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their successors and assigns.

Section 19.                                   Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto.

Section 20.                                   Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

Section 21.                                   Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE

BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 22.                                   Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent, the Agents and the Lenders in order to carry out the intentions of the parties thereto as nearly as may be possible, and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

Section 23.                                   Collateral Agent Subject to Direction of Agents.

(a)                                  The Collateral Agent hereby covenants and agrees to serve as the Collateral Agent subject to the direction of the Agents in accordance herewith. Should the Collateral Agent fail or refuse to take or cause to be taken any action required or permitted to be taken or caused to be taken by it pursuant to this Agreement or any other Security Document, one or more of the Agents may take or cause to be taken such action consistently with the Loan Documents. At the request of any Agent, the Collateral Agent shall refrain from taking or causing to be taken any action permitted (but not required) to be taken or caused to be taken by it hereunder or under any other Loan Document. The Agents shall be entitled to all of the rights, remedies, benefits and protections granted to the Collateral Agent pursuant to this Agreement and the other Loan Documents to the same extent as granted herein or therein to the Collateral Agent. The provisions hereof are for the benefit of the Agents and the Lenders and may not be directly or indirectly modified without the prior written consent of each Agent. The foregoing shall apply notwithstanding anything to the contrary contained herein, in any other Security Document or otherwise.

(b)                                 The Collateral Agent acknowledges that, for the purposes of the Loan Documents, it shall act solely at the direction of the Senior Agent until all Obligations related to the Senior Loans have been repaid and all Commitments have been terminated, and shall thereafter act at the direction of the Junior Agent, unless otherwise specifically provided for in the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AEROTURBINE, INC., as Borrower

By:
Name:
Title:

AEROTURBINE CAPITAL CORP., as Subsidiary Guarantor

By:
Name:
Title:

CALYON New York Branch, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A
to Guarantee and Collateral Agreement

GUARANTEE AND COLLATERAL AGREEMENT SUPPLEMENT

GUARANTEE AND COLLATERAL AGREEMENT SUPPLEMENT dated as of             , 200  , between [NAME OF LIEN GRANTOR] (the “Lien Grantor”) and CALYON New York Branch, as collateral agent (the “Collateral Agent”).

WHEREAS, AeroTurbine, Inc. (the “Borrower”), the Subsidiary Guarantors party thereto and the Collateral Agent are parties to a Guarantee and Collateral Agreement dated as of April 26, 2006 (as heretofore amended and/or supplemented, the “Collateral Agreement”) under which the Borrower secures certain of its obligations (the “Obligations”) and the Subsidiary Guarantors guarantee the Obligations and secure their respective guarantees thereof;

WHEREAS, the Lien Grantor [desires to become] [is] a party to the Collateral Agreement as a Lien Grantor thereunder(1
); and

WHEREAS, terms defined in the Collateral Agreement (or whose definitions are incorporated by reference in Section 1 of the Collateral Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

(a)                                  Secured Guarantee.(2)  The Lien Grantor unconditionally guarantees the full and punctual payment of each Obligation when due (whether at stated maturity, upon acceleration or otherwise). The Lien Grantor acknowledges that, by signing this Guarantee and Collateral Agreement Supplement and delivering it to the Collateral Agent, the Lien Grantor becomes a “Lien Grantor” for all purposes of the Collateral Agreement and that its obligations under the foregoing Secured Guarantee are subject to all the provisions of the Collateral Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Lien Grantor thereunder.

(b)                                 Grant of Liens.

(i)                                     Subject to all of the terms and conditions of the Collateral Agreement, in order to secure [its Secured Guarantee](3) [its Obligations under the Loan Documents](4), the Lien Grantor grants to the Collateral Agent for the benefit of the Lenders a continuing security interest in all the following property of the Lien Grantor,

(1)  If the Lien Grantor is the Borrower, delete this recital and paragraph (a) hereof.

(2)  Delete this paragraph if the Lien Grantor is the Borrower or a Guarantor that is already a party to the Security Agreement.

(3)  Delete bracketed words if the Lien Grantor is the Borrower.

(4)  Delete bracketed words if the Lien Grantor is a Guarantor.

1

whether now owned or existing or hereafter acquired or arising and regardless of where located (the “New Collateral”):

[describe property being added to the Collateral]

(ii)                                  With respect to each right to payment or performance included in the Collateral from time to time, the Lien granted therein includes a continuing security interest in all right, title and interest of the Lien Grantor in and to (A) any Supporting Obligation that supports such payment or performance, and (B) any Lien that (x) secures such right to payment or performance, or (y) secures any such Supporting Obligation.

(iii)                               The foregoing Liens are granted as security only and shall not subject the Collateral Agent, either Agent or any Lender, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

(c)                                  Party to Collateral Agreement. Upon delivering this Guarantee and Collateral Agreement Supplement to the Collateral Agent, the Lien Grantor will become a party to the Collateral Agreement and will thereafter have all the rights and obligations of a Lien Grantor and be bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto.(5)

(d)                                 Address of Lien Grantor. The address, facsimile number and e-mail address of the Lien Grantor for purposes of Section 15 of the Collateral Agreement are:

[address, facsimile number and e-mail address of Lien Grantor]

(e)                                  Representations and Warranties. The Lien Grantor represents and warrants as follows:

(i)                                     the Lien Grantor is a [corporation] duly organized, validly existing and in good standing under the laws of [jurisdiction of organization];

(ii)                                  the Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the date hereof;

(iii)                               the execution and delivery of this Guarantee and Collateral Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Collateral Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements as contemplated by the above Perfection Certificate) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement,

(5)  Delete paragraphs (c) and (d) if the Lien Grantor is already a party to the Security Agreement.

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judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien on any of its assets;

(iv)                              the Collateral Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by (A) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and (B) general principles of equity; and

(v)                                 each of the representations, warranties and covenants set forth in Sections 4 and 5 of the Collateral Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to an “Original Lien Grantor” or a “Lien Grantor” shall be deemed to refer to the Lien Grantor, references to “Collateral” shall be deemed to refer to the New Collateral, and references to the “Closing Date” shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Guarantee and Collateral Agreement Supplement.

(f)                                    Governing Law. This Guarantee and Collateral Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Collateral Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

CALYON New York Branch, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

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EXHIBIT B
to Guarantee and Collateral Agreement

PERFECTION CERTIFICATE

The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the “Lien Grantor”). With reference to the Guarantee and Collateral Agreement dated as of April 26, 2006 among AeroTurbine, Inc. (the “Borrower”), the Subsidiary Guarantors party thereto and CALYON New York Branch (the “Collateral Agent”), the undersigned certifies to the Collateral Agent on behalf of each Agent and the Lenders as follows:

1.                                       Jurisdiction of Organization. The Lien Grantor is a [corporation] organized under the laws of                  .

2.                                       Name. The exact [corporate] name of the Lien Grantor as it appears in its [certificate of incorporation] is as follows:

3.                                       Prior Names. (a)  Set forth below is each other [corporate] name that the Lien Grantor has had within the past three years, together with the date of the relevant change:

(b)                                 Except as set forth in the attachments hereto, the Lien Grantor has not changed its corporate structure in any way within the past three years.

(c)                                  None of the Lien Grantor’s Collateral was acquired from another Person within the past three years, except:

(i)                                     property sold to the Lien Grantor by another Person in the ordinary course of such other Person’s business;

(ii)                                  property with respect to which the Liens are to be perfected by taking possession or control thereof;

(iii)                               property acquired in transactions described in the attachments hereto; and

(iv)                              other property having an aggregate fair market value not exceeding $                    .

Attached hereto is a true copy of a file search report provided by [name of search company] from the central UCC filing office in each jurisdiction of organization.

IN WITNESS WHEREOF, I have hereunto set my hand this    day of                  , 200[  ].

Name:
Title: